UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014 (June 12, 2014)

Chesapeake Energy Corporation

(Exact name of registrant as specified in its charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6100 North Western Avenue Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 848-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 12, 2014, Chesapeake Energy Corporation (the “Company”) issued a press release announcing the pricing of $500 million in aggregate principal amount of 6.5% senior notes due 2022 (the “Notes”) to be issued by its indirect wholly-owned subsidiary Chesapeake Oilfield Operating, L.L.C., (the “Issuer”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Issuer will subsequently be renamed Seventy Seven Energy Inc. in connection with its previously announced spin-off from the Company. A copy of this press release is filed as Exhibit 99.1 to this report, which is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Energy Corporation
(Registrant)

By:	/s/ James R. Webb
James R. Webb
Executive Vice President – General Counsel and Corporate Secretary

Date: June 13, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 12, 2014, announcing the pricing of the offering of the Notes.